CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, George Baumann, Chief Executive Officer of CIM High Yield Securities (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 14, 2004         /s/ George Baumann
     ----------------------       ----------------------------------------------
                                  George Baumann, Chief Executive Officer
                                  (principal executive officer)


I, Cindy Hayes, Chief Financial Officer of CIM High Yield Securities (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 12, 2004         /s/ Cindy Hayes
     ---------------------       -----------------------------------------------
                                  Cindy Hayes, Chief Financial Officer
                                  (principal financial officer)